Fees Summary	Nov. 07, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 183,979,941.12
Previously Paid Amount	0
Total Fee Amount	28,167.4
Total Offset Amount	0
Net Fee	$ 28,167.4